SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                    (Amendment No. ____________)

X Filed by the Registrant
  Filed by a Party other than the Registration

Check the appropriate box:

  Preliminary Proxy Statement
  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)) X Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                    WATERSIDE
                                     CAPITAL
                                   CORPORATION
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box);

X   No fee required

    $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A

    Fee computed on table below per Exchange Act Rules 14a6(i)(4) and O-11.

    1)Title of each class of securities to which transaction applies:

            Common Stock

    2)Aggregate number of securities to which transaction applies:



    3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



    4)Proposed maximum aggregate value of transaction:



    5)Total fee paid:




    Fee paid previously by written preliminary materials.

    Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)Amount Previously Paid:

    2)Form Schedule or Registration Statement No.:

    3)Filing Party:

    4)Date Filed:

                         WATERSIDE CAPITAL CORPORATION
                      A SMALL BUSINESS INVESTMENT COMPANY




                             300 East Main Street
                            Norfolk, Virginia 23510

                               September 1, 1998

Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Waterside Capital Corporation that will be held at the Chesapeake Conference Center, 900 Greenbrier Circle, Chesapeake, Virginia 23320 at 10:00 a.m. Eastern Time on Thursday, October 22, 1998.

     Enclosed are a Notice of the Annual Meeting, a Proxy Card, and a Proxy Statement containing information about the matters to be acted upon at the meeting. Directors and Officers of the Company as well as a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to any questions our shareholders may have.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. Accordingly, we urge you to sign and date the enclosed Proxy Card and promptly return it to us in the enclosed, self-addressed, postage-paid envelope, even if you are planning to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned a Proxy Card.

     We look forward to the 1998 Annual Meeting of Shareholders and we hope you will attend the meeting or be represented by proxy.

                                          Sincerely,

                                          J. ALAN LINDAUER, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER



300 East Main Street o Suite 1380 o Norfolk, Virginia 23510 o (757) 626-1111 o
(757) 626-0114 Fax o E-mail to wtcc@erols.com

                               NASDAQ SYMBOL WSCC

                         WATERSIDE CAPITAL CORPORATION
                        300 EAST MAIN STREET SUITE 1380
                            NORFOLK, VIRGINIA 23510


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 22, 1998



TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Waterside Capital Corporation will be held at held at the Chesapeake Conference Center, 900 Greenbrier Circle, Chesapeake, Virginia 23320 at 10:00 a.m. Eastern Time on Thursday, October 22, 1998 for the following purposes:

   1. To elect 21 directors to hold office for a term of one year and until their respective successors are elected and qualified;

   2. To amend the Company's Articles of Incorporation as set forth in the form of Amended Articles of Incorporation attached as EXHIBIT A;

   3. To approve the Company's 1998 Employee Stock Option Plan, a copy of which is attached as EXHIBIT B;

   4. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for 1999; and

   5. To act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the meeting is set forth in the accompanying Proxy Statement. The Board of Directors has established the close of business on August 14, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                          By Order of the Board of Directors


                                          GERALD T. MCDONALD, SECRETARY


Norfolk, Virginia
September 1, 1998



PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR THROUGH YOUR PROXY.

                                PROXY STATEMENT

     This Proxy Statement and the enclosed proxy card ("Proxy") are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Waterside Capital Corporation (the "Company") to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at held at the Chesapeake Conference Center, 900 Greenbrier Circle, Chesapeake, Virginia 23320 at 10:00 a.m. Eastern Time on Thursday, October 22, 1998 and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Only shareholders of record at the close of business on August 14, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. This Proxy is being mailed on or about September 1, 1998.


REVOCABILITY OF PROXY

     Execution of the enclosed Proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. If your Proxy is properly signed, received by the Company and not revoked by you, the shares to which it relates will be voted at the Annual Meeting in accordance with your instructions. If a shareholder does not return a signed Proxy, his or her shares cannot be voted by proxy.


PERSON MAKING THE SOLICITATION

     The cost of soliciting Proxies will be borne by the Company. The Company has retained Reliance Trust Company to assist in the solicitation of proxies from brokers and nominees and in the counting of proxies. The Company will pay Reliance Trust Company approximately $500 plus out-of-pocket expenses for this assistance. In addition to solicitation by mail, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to send proxy material to the beneficial owners and to secure their voting instructions if necessary. The Company, upon request, will reimburse them for their expenses in so doing. Officers of the Company may solicit Proxies personally, by telephone or by telegram from some shareholders if Proxies are not received promptly, for which no additional compensation will be paid.


VOTING SHARES AND VOTE REQUIRED

     On the Record Date, the Company had 1,420,900 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

     Directors are elected by a "plurality" of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. For the purpose of the Annual Meeting, this means that the 21 director nominees with the most affirmative votes will be elected. Under the laws of Virginia, the Company's state of incorporation, "shares present in person or represented by proxy and entitled to vote" are determinative of the outcome of the matter subject to vote. Abstentions are considered "shares present in person or represented by proxy," but broker non-votes are not, based on the Company's understanding of Virginia law and the Company's Articles of Incorporation and Bylaws.

     All shareholder meeting proxies, ballots, and tabulations that identify individual shareholders are kept confidential, and will not be available for examination, nor will the identity or the vote of any shareholder be disclosed except as may be necessary to meet legal requirements. Votes will be counted and certified by Reliance Trust Company, which will act as the inspector of elections.

     Unless specified otherwise, the Proxy will be voted as follows:

   (1) FOR the election of the 21 nominees to serve as directors of the Company for a one-year term and until their respective successors are duly elected and qualified;

   (2) FOR the amendment of the Company's Articles of Incorporation as set forth in the form of Amended Articles of Incorporation attached hereto as EXHIBIT A;

   (3) FOR approval of the Company's 1998 Employee Stock Option Plan, a copy of which is attached hereto as EXHIBIT B; and

   (4) FOR the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for 1999;

Management is not aware of any other matters to be presented for action at the Annual Meeting, but if such matters are properly presented, this proxy will be voted in the discretion of the Proxy holders "for" or "against" such other matters as may properly come before the Annual Meeting.

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of August 14, 1998 relating to the beneficial ownership of the Company's Common Stock by (i) each of the Company's directors and the executive officer identified in the Compensation Table who own Common Stock, (ii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock, and (iii) all of the Company's directors and executive officers as a group.


                     BENEFICIAL OWNERSHIP OF COMMON STOCK



           NAME AND ADDRESS OF BENEFICIAL OWNER (1)              AMOUNT OF BENEFICIAL OWNERSHIP     PERCENT OF CLASS
-------------------------------------------------------------   --------------------------------   -----------------
J. Alan Lindauer ............................................                53,700(2)                     3.8
J.W. Whiting Chisman, Jr. ...................................                30,050                        2.1
Eric L. Fox .................................................                 5,000                         *
Ernest F. Hardee ............................................                22,800                        1.6
Robert I. Low ...............................................                 2,900                         *
Peter M. Meredith, Jr. ......................................                39,100(3)                     2.8
Richard G. Ornstein .........................................                10,000                         *
James E. Andrews ............................................                10,000                         *
Jeffrey R. Ellis ............................................                 9,500                         *
Roger L. Frost ..............................................                10,000(4)                      *
Henry U. Harris, III ........................................                 6,000(5)                      *
Harold J. Marioneaux, Jr. ...................................                 5,000                         *
Augustus C. Miller ..........................................                11,200                         *
Juan M. Montero, II .........................................                27,700(6)                     1.9
R. Scott Morgan, Sr. ........................................                 1,000                         *
Jordan E. Slone .............................................                14,000(7)                     1.0
SAFECO Asset Management Company
 P.O. Box 34890
 Seattle, Washington 98124-1890 .............................               175,000                       12.3
All officers and directors as a Group (25 persons) ..........               253,420                       17.8

----------
(1) All directors and the executive officer identified above receive mail at the Company's corporate executive offices at 300 East Main Street, Suite 1380, Norfolk, Virginia 23510.

(2) Includes 40,000 shares held by Hometown Bank & Co. for the J. Alan Lindauer Profit Sharing Plan and 9,000 shares which Mr. Lindauer has the right to acquire within 60 days through the exercise of options granted under the 1998 Employee Plan, subject to the approval of the 1998 Employee Plan at the Annual Meeting.

(3) Includes (i) 10,000 shares held by Meredith Realty Company, L.L.C., of which Mr. Meredith is a member, (ii) 19,000 shares held by Pomar Holding Company, L.L.C., of which Mr. Meredith is a member, (iii) 3,500 shares owned by Mr. Meredith's wife, and (iv) 4,000 shares held in trust for the benefit of Mr. Meredith's two sons.

(4) Includes 10,000 shares held by Goodman & Company 401(k) Profit Sharing Plan for the benefit of Mr. Frost.

(5) Includes 5,000 shares held by DanSan, a general partnership, of which Mr. Harris is one of two general partners.

(6) All of which are held by Juan M. Montero II M.D. P.C. Profit Sharing and Money Purchase Pension Plan for benefit of Dr. Montero.

(7) All of which are held by Garden Capital Acquisitions, LLC of which Mr. Slone is a member.

*Represents less than one percent (1%) interest.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of 22 members. Directors serve for a term of one year and hold office until their successors are duly elected and qualify. One of the current members of the Board of Directors has informed the Board that he will resign as a member of the Board effective upon the date of the Annual Meeting. The Board of Directors recommends that the 21 remaining members of the Board of Directors be re-elected and Proxies received will be voted for the election of these 21 nominees unless marked to the contrary. A shareholder who desires to withhold voting of the Proxy for the nominees may so indicate on the Proxy. Each of the nominees has consented to be named as a nominee and has indicated his intent to serve if elected. If any nominee becomes unable to serve, the Proxy will be voted for a substitute nominee to be designated by the Board of Directors, or the number of directors will be reduced.

     The following information relates to the nominees. There are no family relationships among any of the nominees, nor among any of the nominees and any officer. Charles H. Merriman has been selected as a nominee pursuant to a contract between the Company and Scott & Stringfellow. Other than Mr. Merriman, there is no understanding between any nominee and any other person pursuant to which the nominee was selected. Each officer serves at the discretion of the Board of Directors, subject to any employment contract rights.

NOMINEES

     JAMES E. ANDREWS, 59, has served as a director of the Company since May 1997. Since 1974, Mr. Andrews has been the principal owner of Anzell Automotive, Inc., an automotive repair firm and franchisor of automotive repair shops.

     DONNA C. BENNETT, 36, has served as a director of the Company since September 1996. She is a Vice-President of First Union Bank and has been employed since 1985 with First Union Bank, or its predecessors, in various capacities.

     J. W. WHITING CHISMAN, JR., 56,. has served as a director of the Company since February 1994. Since 1988, he has been President of Dare Investment Company, a land developer and investor in equities.

     JEFFREY R. ELLIS, 53, has served as a director of the Company since August 1997. Between 1973 and 1986, Mr. Ellis was the President and Chief Executive Officer of Ridgewell Caterers, Inc. Since 1986, he has been a private investor.

     ERIC L. FOX, 51, has served as a director of the Company since July 1993 and as Secretary/Treasurer since September 1996. In 1975, Mr. Fox joined the investment firm of Kidder, Peabody & Co. which was acquired by Paine Webber in 1995. He is currently a Portfolio Manager of Paine Webber.

     ROGER L. FROST, 65, has served as a director of the Company since May 1997. Between 1956 and 1997, he was an accountant with Goodman & Company, a firm of Certified Public Accountants, from which he retired as a senior partner in 1997.

     ERNEST F. HARDEE, 57, has served as a director of the Company since September 1997. Since 1963, he has been President and Chief Executive Officer of Hardee Realty Corporation, a real estate brokerage firm. He has also served as a director of Branch Bank & Trust Corp. since 1995.

     HENRY U. HARRIS, III, 45, has served as a director of the Company since September 1997. Since 1980, he has been Portfolio Manager of Virginia Investment Counselors, Inc., a financial consulting firm, of which he is now President. Since 1991, he has been the vice-chairman of the Board of Directors of Heritage Bank & Trust.

     J. ALAN LINDAUER, 58, has served as a director since July 1993 and as Chairman of the Executive Committee of the Company since December 1993 and since March 1994 as its President and Chief Executive Officer. Since 1986, Mr. Lindauer has been President of JTL, Inc., a business consulting firm. Mr. Lindauer is a Certified Management Consultant.

     ROBERT I. LOW, 60, has served as a director of the Company since July 1993. Mr. Low is a senior partner of Goodman & Company, a firm of Certified Public Accountants. He has been with that firm since 1969.

     HAROLD J. MARIONEAUX, JR., 42, has served as a director of the Company since November 1994. Since 1990, he has practiced as a dental surgeon and since 1993 has acted as a certified financial planner.

     PETER M. MEREDITH, JR., 45, has served as a director of the Company and as Chairman of the Board of Directors since May 1994. Since 1978, he has served in various executive capacities with Meredith Construction Company, Inc. Since 1995, he has been the Chairman of the Board of Directors of Heritage Bank.

     CHARLES H. MERRIMAN, 62, has served as a director of the Company since March 1998. He is currently a Managing Director with Scott & Stringfellow, an investment banking firm, where he has served in various capacities since 1972.

     AUGUSTUS C. MILLER, 63, has served as a director of the Company since August 1994. Since 1977, he has been President and Chief Executive Officer of Miller Oil Co., Inc., a distributor of fuels.

     PAUL F. MILLER, 66, has served as a director of the Company since May 1994. Since 1987, he has served as Director of Planning and Development for the City of Newport News, Virginia.

     JUAN M. MONTERO, II, 55, has served as a director of the Company since July 1995. Since 1972, he has engaged in the private practice of general and thoracic surgery.

     R. SCOTT MORGAN, SR., 51, has served as a director of the Company since September 1997. Since 1995, Mr. Morgan has been Executive Vice President and Corporate Banking Manager with the Corporate Banking Group of Branch Bank & Trust Corp. Between 1992 and 1995, he was employed in various capacities with Commerce Bank.

     JAMES W. NOEL, JR., 41, has served as a director of the Company since August 1994. Since 1993, Mr. Noel has been the Executive Director of the York County Industrial Development Authority. Between 1991 and 1993, he served in various capacities with the City of Portsmouth, Virginia.

     RICHARD G. ORNSTEIN, 55, has served as a director of the Company and a member of the Executive Committee since September 1997. Since 1964, Mr. Ornstein has been privately engaged in real estate management and development.

     RICHARD A. SCHREIBER, 56, has served as a director of the Company since May 1995. Since 1994, he has been President and Chief Executive Officer of the Virginia Eastern Shore Corporation, which is engaged in development of business for the Eastern Shore of Virginia. Between 1980 and 1993, he was Vice-President and Chief Executive Officer of Colonial Williamsburg Hotel Properties, Inc.

     JORDAN E. SLONE, 35, has served as a director of the Company since July 1995. Since 1987, Mr. Slone has been Chairman and Chief Executive Officer of the Harbor Group Companies, a diversified real estate and financial services firm.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     MEETINGS

     The business of the Company is managed under the direction of the Board of Directors. The Board of Directors meets on a regularly scheduled basis during the year to review significant developments affecting the Company and to act on matters requiring approval by the Board of Directors. It also holds special meetings when an important matter requires action by the Board of Directors between scheduled meetings. The Board of Directors held five meetings during fiscal year 1998. In accordance with the Rules of the Nasdaq National Market System, all of the members of the Board of Directors except Mr. Lindauer are independent directors. During fiscal year 1998, each member of the Board of Directors other than Messrs. Jeffrey R. Ellis, Harold J. Marioneaux, Jr., Roger
L. Frost, Augustus L. Miller, Paul F. Miller, Juan M. Montero, II and James W. Noel, Jr. who are nominees, and Mr. Matthew James who is not a nominee, participated in at least 75% of all meetings of the Board of Directors and at least 75% of all meetings of the applicable committees during the period for which he or she was a director. Effective July 1, 1998, directors will receive $100 for each Board and Committee meeting attended. Prior to July 1, 1998, directors did not receive any compensation for attending Board of Directors meetings. Directors who are also employees of the Company receive no additional compensation for serving as directors. The Company reimburses all of its directors for travel and out of pocket expenses in connection with their attendance at meetings of the Board of Directors.


     COMMITTEES

     The Board of Directors has established Executive, Audit and Compensation/Stock Option Committees (the "Compensation Committee"). The Company's Articles of Incorporation provide for the appointment by the Board of Directors of an Executive Committee comprised of not less than five nor more than nine members, all of whom must be a member of the Board of Directors. The Executive Committee was constituted by the Board of Directors in December 1993 and, under Virginia law may exercise all the authority of the Board of Directors except that it may not (i) approve or recommend to shareholders action that Virginia Law requires to be approved by shareholders, (ii) fill vacancies on the Board of Directors or any committee, (iii) amend the Articles of Incorporation, (iv) adopt, amend, or repeal the Bylaws, (v) approve a plan of merger, (vi) authorize or approve a distribution, except according to a general formula or method prescribed by the Board of Directors, or (vii) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation of the relative rights, preferences and limitations of a class or series of shares within limits specifically prescribed by the Board of Directors. The Executive Committee is delegated the power, with certain exceptions, of the Board of Directors to act in place of the full Board during all periods between regular meetings of the Board. The Executive Committee met 14 times during 1998. Members of the Executive Committee (except Mr. Lindauer) received $50 for each Executive Committee meeting they attended in 1998. The members of the Executive Committee are Messrs. Chisman, Fox, Hardee, Lindauer, Low, Meredith, Merriman, and Ornstein. The Audit Committee is empowered by the Board of Directors to, among other things, recommend the firm to be employed by the Company as its independent auditor and to consult with such auditor regarding audits and the adequacy of internal accounting controls. The Audit Committee held two meetings in 1998. The members of the Audit Committee are Mr. Low, Ms. Bennett, and Mr. Frost. The Compensation Committee makes recommendations to the Board of Directors as to, among other things, the compensation of the Chief Executive Officer, each officer who is also a director of the Company and designated other members of senior management, as well as new compensation and stock plans. The Compensation Committee met two times in 1998. The members of the Compensation Committee are Messrs. Chisman, Hardee, and Meredith.


     IDENTIFICATION OF DIRECTOR-NOMINEES

     The Company will consider director-nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders for nominees nor has the Company established any procedure for this purpose for the Annual Meeting.

                      EXECUTIVE AND DIRECTOR COMPENSATION

     The table below sets forth certain information regarding cash and other compensation earned during fiscal year 1998 by each director and Mr. Lindauer, the Company's President and Chief Executive Officer. No other officer of the Company received aggregate compensation from the Company during fiscal year 1998 in excess of $60,000.


                              COMPENSATION TABLE



                                                                               TOTAL COMPENSATION
                                                                               FROM FUND AND FUND
                                                    AGGREGATE COMPENSATION        COMPLEX PAID
             NAME OF PERSON POSITION                       FROM FUND              TO DIRECTORS
------------------------------------------------   ------------------------   -------------------
J. W. Whiting Chisman, Jr.
 Director ......................................           $    500                 $    500
Eric L. Fox
 Director ......................................                650                      650
Ernest F. Hardee
 Director ......................................                500                      500
J. Alan Lindauer
 President and Chief Executive Officer .........            104,000                  104,000
 Director ......................................                -0-                      -0-
Robert I. Low
 Director ......................................                650                      650
Peter M. Meredith, Jr.
 Director ......................................                500                      500
Charles H. Merriman
 Director ......................................                 50                       50
Richard G. Ornstein
 Director ......................................                450                      450

LINDAUER EMPLOYMENT AGREEMENT

     Mr. Lindauer is employed as the Company's President and Chief Executive Officer under an employment agreement dated January 1, 1998 ("Lindauer Employment Agreement"). The Lindauer Employment Agreement expires on December 31, 2002, unless terminated earlier in accordance with its terms. Mr. Lindauer is paid an annual salary of $130,000. The Lindauer Employment Agreement includes a two-year covenant not to compete with the Company within the Commonwealth of Virginia and a one-year employee nonsolicitation clause and imposes certain non-disclosure obligations on Mr. Lindauer with respect to the Company's confidential and proprietary information.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who beneficially own more than 10% of a registered class of stock of the Company to file initial reports of ownership (Forms 3) and reports of changes in beneficial ownership (Forms 4 and 5) with the SEC and NASDAQ. Such persons are also required under the rules and regulations promulgated by the SEC to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all reporting requirements under Section 16(a) for 1997 were met in a timely manner by its directors, officers and greater than 10% beneficial owners.

PROPOSAL 2. APPROVAL OF AMENDMENT TO AND RESTATEMENT OF ARTICLES OF
                                 INCORPORATION

     The Board of Directors has unanimously approved, and recommends to stockholders that they consider and approve, a proposal to amend the Company's Articles of Incorporation to comply with changes made by the Small Business Administration ("SBA") to certain regulations applicable to the Company ("SBA Regulations"). As a Small Business Investment Company ("SBIC") seeking leverage ("SBA Leverage") under the SBA Regulations, the Company is subject to, among others, SBA Regulations that define events of default under the terms of SBA Leverage and the SBA's corresponding remedies. In 1996, certain of the SBA Regulations were reorganized and renumbered by the SBA. As requested by the SBA, the Company is asking its shareholders to approve this amendment to its Articles of Incorporation to reflect these changes and to enable the Company to take full advantage of SBA Leverage. Aware that the Company would be recommending this amendment to its Articles of Incorporation and recognizing the technical nature of this amendment, the SBA has allowed the Company to borrow certain funds under the SBA Leverage program.

     The Virginia Stock Corporation Act requires that two-thirds or more of the shareholders' approve the amendment to the Company's Articles of Incorporation. If the proposed amendment is approved, the amendment to the Company's current Articles of Incorporation attached as Exhibit A will be filed with the Virginia State Corporation Commission and become part of its charter documents. The Company cannot predict what action, if any, the SBA would take regarding the Company's ability to borrow funds from the SBA under the SBA Leverage program if the proposed amendment is not approved.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO REFLECT THE CHANGES MADE TO THE SBA REGULATIONS

            PROPOSAL 3. APPROVAL OF 1998 EMPLOYEE STOCK OPTION PLAN

INTRODUCTION

     On January 27, 1998, the Board of Directors of the Company adopted the 1998 Employee Stock Option Plan (the "Employee Plan"), subject to approval of the Company's stockholders. The purpose of the Employee Plan is to support the business goals of the Company and to attract, retain and motivate management officials of high caliber by providing incentives to associate more closely the interests of certain officers and key executives of the Company with the interests of the Company's shareholders. A copy of the Employee Plan is attached as Exhibit B to this Proxy Statement, and the summary description of the Employee Plan set forth below is qualified in its entirety by reference to the full text of the Employee Plan.

PURPOSE AND ELIGIBLE PARTICIPANTS

     Participants shall be limited to those officers and other key employees of the Company who are in positions in which their decisions, actions, and counsel significantly contribute to the success of the Company. Directors of the Company who are not otherwise officers or employees of the Company shall not be participants. Outside directors are not eligible for participation in the Employee Plan.

SHARES AVAILABLE

     The aggregate number of shares of the Company's Common Stock that may be issued under the Employee Plan for awards during its term is 100,000. Common Stock related to awards that are forfeited, terminated, expire unexercised, or are settled in such manner that all or some of the shares covered by an award under the Employee Plan are not issued to a participant shall immediately become available for awards under the Employee Plan. In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the number of shares of Common Stock which may be issued under the Employee Plan, as well as shares issuable pursuant to outstanding awards, shall be adjusted appropriately.

ADMINISTRATION OF THE EMPLOYEE PLAN

     The Employee Plan is administered and interpreted by the Compensation Committee, which currently consists of three directors. A person may serve on the Compensation Committee only if he or she is not eligible to receive a grant of an award under the Employer Plan and has not in fact received such an award for at least one year before his or her appointment and otherwise satisfies the definition of a "disinterested person" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and satisfies the requirements of an "outside director" for purposes of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No member of the Compensation Committee may receive awards under the Employee Plan. The Compensation Committee has full and final authority in its discretion: (i) to make and adopt rules and regulations for the administration of the Employee Plan; (ii) to conclusively interpret the provisions of the Employee Plan and to decide all questions of fact arising in its application;
(iii) to determine the employees to whom awards shall be made under the Employee Plan; (iv) to determine the type of award to be made and the amount, size and terms of each such award (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an award, and waivers or accelerations thereof, based in each case on such conditions as the Compensation Committee shall determine); (v) to determine the time when awards will be granted; (vi) to prescribe from time to time the form, and the terms, provisions and conditions not inconsistent with the Employee Plan, of any award agreement; (vii) to determine whether, to what extent and under what circumstances Common Stock of the Company deliverable with respect to an award will be deferred automatically, at the election of the Compensation Committee, or at the election of the participant; and (viii) to make all other determinations necessary or advisable for the administration of the Employee Plan. The Compensation Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to benefits granted to employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act.

FORMS AND PROVISIONS OF AWARDS

     The Compensation Committee may grant from time to time long-term incentive awards in the form of non-qualified stock options or incentive stock options, separately or in combination, as it deems appropriate and in the best interest of the Company under the circumstances. Payment for Company Common Stock acquired through exercise of a non-qualified stock option or an incentive stock option may be made in cash or, unless the Compensation Committee determines otherwise at or prior to the time of exercise, Company Common Stock at fair market value as determined pursuant to the Employee Plan, or a combination of cash and Common Stock. A further description of the Employee Plan's provisions concerning the various forms of awards under the Employee Plan is set forth below.

     INCENTIVE STOCK OPTIONS. The option price of incentive stock options and the period during which each incentive stock option can be exercise is fixed by the Compensation Committee, but in no case can the price be less than 100% of the market value of the shares at the time the incentive stock option is granted. In the event that a participant ceases to be an employee of the Company for any reason other than death, disability, retirement or involuntary separation without cause, all incentive stock options granted to the participant will lapse unless otherwise determined by the Compensation Committee. In the event employment ceases because a participant dies, retires or becomes disabled prior to expiration of the participant's incentive stock option without having fully exercised such incentive stock option, the participant shall have the right to exercise the incentive stock option during its term, to the extent that the incentive stock option was exercisable on the date employment ceased. The Compensation Committee, however, in its discretion, may provide that any incentive stock options outstanding but not yet exercisable upon the death, disability or retirement of the participant may become exercisable in accordance with a schedule determined by the Compensation Committee. If employment ceases because a participant is involuntarily separated without cause prior to expiration of the participant's incentive stock option without having fully exercised such incentive stock option, the participant shall have the right to exercise the incentive stock option during its term within a period of three months after the date employment so ceased, to the extent that the incentive stock option was exercisable on the date employment ceased, or during such other period and subject to such terms as may be determined by the Compensation Committee.

     NON-QUALIFIED STOCK OPTIONS. The option price of non-qualified stock options and the period during which each non-qualified stock option can be exercised is fixed by the Compensation Committee, but in no case can the price be less than 100% of the fair market value of the shares at the time the option is granted. In the event that participant ceases to be an employee of the Company for any reason other than death, disability, retirement or "involuntary separation without cause" (as defined in the Employee Plan), all non-qualified stock options granted to the participant will lapse unless otherwise determined by the Committee. In the event employment ceases because a participant dies, retires or becomes disabled prior to expiration of the participant's non-qualified stock option without having fully exercised such non-qualified stock option, the participant shall have the right to exercise the non-qualified stock option during its term, to the extent that the non-qualified stock option was exercisable on the date employment ceased. The Committee, however, in its discretion, may provide that any non-qualified stock options outstanding but not yet exercisable upon the death, disability or retirement of the participant may become exercisable in accordance with a schedule determined by the Committee. If employment ceases because a participant is involuntarily separated without cause prior to expiration of the participant's non-qualified stock option without having fully exercised such non-qualified stock option, the participant shall have the right to exercise the non-qualified stock option during its term within a period of three months after the date employment so ceased, to the extent that the non-qualified stock option was exercisable on the date employment ceased, or during such other period and subject to such terms as may be determined by the Committee.

CHANGE OF CONTROL

     If there is a Change of Control of the Company, all outstanding stock options under the Employee Plan shall become exercisable immediately prior to the consummation of the Change of Control. A Change of Control of the Company shall be deemed to have occurred upon the happening of any of the following events:

       (1) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

       (2) individuals who constitute the Company's Board of Directors (the "Incumbent Board") (cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened "election contents" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

       (3) approval by the Company's shareholders of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Common Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or of a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

TERM OF PLAN; AMENDMENTS; TERMINATION

     The Employee Plan became effective on January 27, 1998, subject to approval of the Employee Plan by the Company's shareholders. The Employee Plan will remain in effect until all awards under the Employee Plan have been satisfied, but no award may be granted more than ten years after the effective date of the Employee Plan. The Board of Directors may amend, alter, suspend or terminate the Employee Plan or the Committee's authority to grant awards under the Employee Plan, except that any such amendment or termination shall be subject to the ratification or approval of the Company's shareholders within one year after Board action if shareholder ratification or approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted. Any amendment, alteration, suspension or termination of the Employee Plan shall not, without the consent of a participant, affect the participant's rights under any award previously granted.


FEDERAL INCOME TAX CONSEQUENCES

     GRANTS OF OPTIONS, RIGHTS AND AWARDS. The grant of a non-qualified stock option or an incentive stock option does not result in income for the grantee or in a deduction for the Company. The exercise of a non-qualified stock option results in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding is required.

     EXERCISE OF OPTION, RIGHTS AND AWARDS. The exercise of an incentive stock option does not result in income for the optionee. However, the excess of the fair market value on the exercise date over the option price of the shares is an "item of adjustment" for alternative minimum tax purposes. When an optionee sells shares acquired by exercise of an incentive stock option, the optionee's gain (the excess of sales proceeds over option price) upon the sale will be taxes as capital gain provided the optionee (i) exercises the option while an employee of the Company or a subsidiary or within three months after termination of such employment for reasons other than death or disability and
(ii) the sale is not within two years after the date of grant nor within one year after the transfer of shares upon exercise. If the exercise is after such three month period or the subsequent sale is before the expiration of either the two year or the one year period, the optionee generally will realize ordinary income in the year of exercise or the disqualifying sale.

     SUBSEQUENT SALES. A sale of shares of the Company's common stock more than one year after their receipt as described above will result in long-term gain or loss to the holder.

     OPTION LIMITATIONS. For compensation realized by any of the executive officers named in the Compensation Table to be deductible by the Company, IRS regulations under Section 162(m) require any stock option plan to state the maximum number of options that can be granted during a fiscal year. The Employee Plan now has a limit of 25,000 options per fiscal year. Although the Company does not expect to grant this number of options on a regular basis, the Company does expect that this will be the maximum number of options that would be necessary to recruit an outstanding top executive.


SUMMARY OF BENEFITS UNDER THE EMPLOYEE PLAN

     It is not possible to state the number of options that might be granted in the future under the Employee Plan to a particular individual. The following table sets forth the number of options and option prices for options granted during the last fiscal year, subject to the approval of this Plan at the 1998 Annual Meeting.

                                                                 NUMBER OF
                     NAME AND POSITION                        OPTIONS GRANTED     GRANT PRICE
----------------------------------------------------------   -----------------   ------------
J. Alan Lindauer
 President and Chief Executive Officer ...................        25,000           $  11.03
Robert P. Louthan
 Vice President ..........................................        10,000              11.00
Gerald T. McDonald
 Secretary/Treasurer and Chief Financial Officer .........        20,000              11.00
Michael C. Huffman
 Business Development Officer ............................        10,000              11.00
Mark Sommer
 Controller ..............................................        12,500              11.00
All other Executive Officers as a group ..................           -0-                 --
All other employees including current officers who are not
 Executive Officers ......................................           -0-                 --

     Outside Directors are not eligible for participation in the Employee Plan.


     The Board of Directors believes that stock options are a competitive necessity in its industry to attract and retain employees with the skill, intelligence, education and experience on whose success the Company is largely dependent. Stock options are used by the Company as a major element of the compensation package for many different levels of employees because they foster proprietary identification with the Company and encourage them to exert maximum efforts for its success.

     APPROVAL OF THE EMPLOYEE PLAN BY THE SHAREHOLDERS REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. FAILURE TO APPROVE THIS PROPOSAL WILL RESULT IN TERMINATION OF THE PLAN.

     THE BOARD OF DIRECTORS RECOMMENDS THAT ALL STOCKHOLDERS VOTE "FOR" APPROVAL OF THE EMPLOYEE PLAN.


              PROPOSAL 4. RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon recommendation of its Audit Committee, intends to appoint KPMG Peat Marwick LLP as the firm of independent certified public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 1999, and the Board of Directors desires that such appointment be ratified by the shareholders. KPMG Peat Marwick LLP has audited the financial statements of the Company since June 30, 1997

     Ratification by the shareholders of KPMG Peat Marwick LLP requires the affirmative vote of the majority of the votes cast at the Annual Meeting. Abstentions will count as no votes.

     A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting and available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS AUDITORS.


                                 OTHER MATTERS

     The Board of Directors does not know of any matters that will be presented for action at the Annual Meeting other than those described above or matters incident to the conduct of the Annual Meeting. If, however, any other matters not presently known to management should come before the Annual Meeting, it is intended that the shares represented by the Proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.


                       SUBMISSION OF PROPOSALS FOR 1999

     The next Annual Meeting of Shareholders will be held on or about October 21, 1999. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company's proxy statement for that meeting by July 1, 1999, must submit the proposal in writing to J. Alan Lindauer, President and Chief Executive Officer, at 300 East Main Street, Suite 1380, Norfolk, VA 23510.


                                    GENERAL

     The Company's 1998 Annual Report to Shareholders accompanies this Proxy Statement. The 1998 Annual Report to Shareholders does not form any part of the material for the solicitation of proxies. Upon written request, the Company will provide shareholders with a copy of its Report on Form N-SAR for the year ended June 30, 1998 (the "Form N-SAR"), as filed with the Securities and Exchange Commission, without charge. Please direct written requests for a copy of the Form N-SAR to: J. Alan Lindauer, President and Chief Executive Officer, Waterside Capital Corporation, 300 East Main Street, Suite 1380, Norfolk, VA 23510.


             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY


                               By Order of the Board of Directors




September 1, 1998

                         EXHIBIT A TO PROXY STATEMENT

                             ARTICLES OF AMENDMENT
                                      OF
                         WATERSIDE CAPITAL CORPORATION

     Pursuant to Section 13.1-710 of the Code of Virginia of 1950, as amended, the following information is provided:

   1. The name of the Corporation is Waterside Capital Corporation.

   2. Article VIII, Section 8.1 is hereby deleted from the Articles of Incorporation and replaced with the following section:

       8.1 Upon the occurrence of any of the events specified in 13 C.F.R. 107.1810(d)(1)-(6), 107.1810(f)(1)-(3), 107.1820(b) or 107.1820(c) as
determined by the SBA, SBA shall have the right, and the corporation consents to, SBA's exercise of such right:

       (i) upon written notice, to require the corporation to replace, with individuals approved by SBA, one or more of the Corporation's officers and/or such number of members of the Corporation's Executive Committee as is sufficient to constitute a majority of such Executive Committee; or

       (ii) to obtain the appointment of SBA or its designee as receiver of the corporation pursuant to 311(c) of the SBIC Act for the purpose of continuing to operate the Corporation.

     3. Pursuant to Section 13.1-710 of the Code of Virginia of 1950, as amended, the Board of Directors of the Corporation submitted this amendment to the shareholders at the Annual Meeting of the shareholders on October 22, 1998.


     4. Pursuant to Section 13.1-654 of the Code of Virginia of 1950, as amended, the Shareholders of the Corporation adopted this amendment at the Annual Meeting of the Shareholders. Holders of shares of common stock were eligible to vote on the adoption of the amendment. At the close of business on August 14, 1998, the date fixed by the Board of Directors as the record date for the meeting of the shareholders, 1,420,900 shares of common stock were
outstanding. Of those shares,      were voted for the amendment,      were
voted against the amendment and      abstained. The number of shares of common
stock voted for the amendment was sufficient to approve the amendment.

     Dated the     day of      , 1998.

                                            WATERSIDE CAPITAL CORPORATION

                                             By--------------------------------



                                               J. Alan Lindauer, President

                         EXHIBIT B TO PROXY STATEMENT

                         WATERSIDE CAPITAL CORPORATION

                        1998 EMPLOYEE STOCK OPTION PLAN

   1. PURPOSE

     The purpose of the Waterside Capital Corporation 1998 Employee Stock Option Plan (the "Plan") is to support the business goals of the Company and to attract, retain, and motivate key employees of the Company by providing incentives that closely align their interests with the interests of the Company's shareholders. These objectives are accomplished by making Awards under the Plan, thereby providing Participants with a proprietary interest in the growth and performance of the Company.

   2. DEFINITIONS

       2.1 "AWARD" shall mean the grant of any form of stock option to a Plan Participant pursuant to such terms, conditions, performance requirements, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

       2.2 "AWARD AGREEMENT" shall mean an agreement between the Company and a Participant that sets forth the terms, conditions, performance requirements, and limitations applicable to an Award.

       2.3 "BOARD" shall mean the Board of Directors of the Company.

       2.4 "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

       2.5 "COMMITTEE" shall mean the Compensation/Stock Option Committee of the Board. If at any time no Committee shall be in office, then the functions of the committee specified in the Plan shall be exercised by the Board.

       2.6 "COMPANY" shall mean Waterside Capital Corporation, a corporation organized under the laws of the Commonwealth of Virginia, and its subsidiaries, including subsidiaries of subsidiaries.

       2.7 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

       2.8 "FAIR MARKET VALUE" shall mean as of any given date, the average of the bid and ask prices for each of the preceding twenty (20) business days of the Stock on the Nasdaq SmallCap Market.

       2.9 "INVOLUNTARY SEPARATION WITHOUT CAUSE" shall mean a termination of employment by the Company for reasons other than substantial failure to perform duties, material violation of Company policies, unethical activities, misconduct, fraud, or commission of an illegal act; provided, that, Involuntary Separation without Cause does not include a resignation or a voluntary separation from employment, in either case initiated by a Participant.

       2.10 "PARTICIPANT" shall mean an employee of the Company to whom an Award has been made under the Plan.

       2.11 "PLAN" shall mean the Waterside Capital Corporation 1998 Employee Stock Option Plan.

       2.12 "STOCK" shall mean the Common Stock, $1.00 par value share, of the Company.

   3. EFFECTIVE DATE AND DURATION OF THE PLAN

     The effective date of the Plan is January 27, 1998, subject to approval of the Plan by the shareholders of the Company. The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of shares, but no Award shall be granted more than ten years after the effective date of the Plan.

   4. CAPITAL STOCK AVAILABLE FOR AWARDS

     The number of shares of common stock of the Company for which Awards may be granted under the Plan shall not exceed 100,000. As soon as possible after adoption of the Plan by the Company's shareholders, the Company shall take whatever actions are necessary to file required documents with the U.S. Securities and Exchange Commission and any other appropriate governmental authorities and stock exchanges to make shares of stock available for issuance pursuant to Awards. Stock related to Awards that are forfeited, terminated, expire unexercised, or are settled in such manner that all or some of the shares covered by an Award under this Plan are not issued to a Participant shall immediately become available for Awards under this Plan.

   5. ADMINISTRATION

     The Plan shall be administered and interpreted by the Committee, which shall consist of not less than two persons appointed by the Board from among its members. A person may serve on the Committee only if he or she is not eligible and has not received a grant of an Award under the Plan for at least one year before his or her appointment and satisfies the requirements of an "outside director" for purposes of Section 162(m) of the Code. No member of the Committee may receive Awards under the Plan. Without limiting the foregoing, the Committee shall have full and final authority in its discretion: (i) to make, adopt, amend, and rescind rules and regulations for the administration of the Plan; (ii) to conclusively interpret the provisions of the Plan and to decide all questions of fact arising in its application; (iii) to determine the employees to whom Awards shall be made under the Plan; (iv) to determine the type of Award to be made and the amount, size and terms of each such Award (including, but not limited to, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waivers or accelerations thereof, and waiver of performance conditions relating to an Award, based in each case on such conditions as the Committee shall determine); (v) to determine the time when Awards will be granted; (vi) to prescribe from time to time the form, and the terms, provisions and conditions not inconsistent with the Plan, of any Award Agreement; (vii) to determine whether, to what extent, and under what circumstances cash or common stock of the Company or a combination thereof payable or deliverable with respect to an Award will be deferred automatically, at the election of the Board, or at the election of a Participant; and (viii) to make all other determinations necessary or advisable for the administration of the Plan. The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to benefits granted to employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act.

   6. ELIGIBILITY

     Participants shall be limited to those officers and other key employees of the Company who are in positions in which their decisions, actions and efforts significantly contribute to the success of the Company. Directors of the Company who are not otherwise officers or employees of the Company shall not be Participants.

   7. AWARDS UNDER THE PLAN

     The Committee shall determine the type or types of Awards to be made to each Participant and shall set forth in each Award Agreement the terms, conditions, and limitations applicable to each Award. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

   8. INCENTIVE STOCK OPTIONS

     Incentive stock options, or substitutes therefor, are options to purchase shares of common stock of the Company which, in addition to being subject to applicable terms, conditions, and limitations established by the Committee, comply with Section[00a0]422 of the Code. Incentive stock options shall be evidenced by Award Agreements which shall contain in substance the following terms and conditions:

       8.1 OPTION PRICE. The purchase price per share of stock deliverable upon the exercise of an incentive stock option shall not be less than 100% of the Fair Market Value of the stock on the day the incentive stock option is granted, as determined by the Committee.

       8.2 EXERCISE OF OPTION. Each Award Agreement pursuant to which incentive stock options are granted shall state the period or periods of time within which the incentive stock option may be exercised by the Participant, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that the exercise period shall not end later than ten years after the date of the grant of the incentive stock option.

       8.3 NONTRANSFERABILITY. Each Award Agreement shall state that the incentive stock option is not transferable other than by will or the laws of descent and distribution, and during the lifetime of the Participant is exercisable only by the Participant.

       8.4 PAYMENT FOR SHARES. Stock purchased pursuant to an incentive stock option shall be paid for in full in cash or, unless the Committee determines otherwise at or prior to the time of exercise, common stock of the Company at Fair Market Value or a combination thereof, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the incentive stock option or portion thereof being exercised.

       8.5 RIGHTS UPON TERMINATION OF EMPLOYMENT. In the event that a Participant ceases to be an employee of the Company for any reason other than death, disability, retirement (including early retirement) or Involuntary Separation without Cause, all incentive stock options granted to the Participant shall lapse forthwith or at such other time as determined by the Committee. In the event employment ceases because a Participant dies, retires, becomes disabled, or is Involuntarily Separated without Cause, prior to expiration of the Participant's incentive stock option, without having fully exercised such incentive stock option, the Participant shall have the right to exercise the incentive stock option during its term within a period of three months after the date employment so ceased, to the extent that the incentive stock option was exercisable on the date employment ceased.

     8.6 INDIVIDUAL LIMITATIONS.

        8.6.1 Notwithstanding anything herein to the contrary, to the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of stock for which any Participant is granted incentive stock options that are exercisable for the first time during any calendar year (under all such plans of the Company) shall exceed $100,000 (such excess to be determined by taking incentive stock options into account in the order in which granted), such incentive stock options to such extent shall be treated as options which are not incentive stock options.

        8.6.2 Notwithstanding anything herein to the contrary, no incentive stock option shall be granted to any individual if at the time the incentive stock option is to be granted the individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation unless at the time such incentive stock option is granted the option price is at least 110% of the Fair Market Value of the stock subject to the incentive stock option and such incentive stock option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

       8.7 Code Compliance. Each Award Agreement pursuant to which incentive stock options are granted shall contain such other terms, conditions and provisions as the Committee may determine to be necessary or desirable in order to qualify such option as a tax-favored option within the meaning of Section 422 of the Code, or the regulations thereunder. Notwithstanding Section[00a0]16 hereof, the Board shall have the power without further approval to amend the terms of the Plan or any Awards or Award Agreements thereunder for such purpose.

   9. NON-QUALIFIED STOCK OPTIONS

     Non-qualified stock options, or substitutes therefor, are options to purchase shares of common stock of the Company which are not intended to comply with Section[00a0]422 of the Code. Non-qualified stock options shall be evidenced by Award Agreements which shall contain in substance the following terms and conditions:

       9.1 OPTION PRICE. The purchase price per share of stock deliverable upon the exercise of a non-qualified stock option shall be not less than 100% of the Fair Market Value of the stock on the day the non-qualified stock option is granted, as determined by the Committee.

       9.2 EXERCISE OF OPTION. Each Award Agreement pursuant to which non-qualified stock options are granted shall state the period or periods of time within which the non-qualified stock option may be exercised by the Participant, in whole or in part, which shall be such period or periods of time as may be determined by the Committee at the time of grant, provided that the exercise period shall not end later than ten years after the date of the grant of the non-qualified stock option.

       9.3 PAYMENT FOR SHARES. Stock purchased pursuant to a non-qualified stock option shall be paid for in full in cash or, unless the Committee determines otherwise at or prior to the time of exercise, in common stock of the Company at Fair Market Value or a combination of cash and such common stock, in an amount or having a combined value equal to the aggregate purchase price for the shares subject to the non-qualified stock option or portion thereof being exercised.

       9.4 RIGHTS UPON TERMINATION OF EMPLOYMENT. In the event that a Participant ceases to be an employee of the Company for any reason other than death, disability, retirement (including early retirement) or Involuntary Separation without Cause, all non-qualified stock options granted to such Participant shall lapse forthwith or at such other time as determined by the Committee. In the event employment ceases because a Participant dies, retires, or becomes disabled, or is Involuntarily Separated without Cause prior to expiration of the Participant's non-qualified stock option without having fully exercised such non-qualified stock option, the Participant shall have the right to exercise the non-qualified stock option during its term within a period of three months after the date employment so ceased, to the extent that the non-qualified stock option was exercisable on the date employment ceased.

       9.5 CASHLESS EXERCISE. To the extent permitted under the applicable laws and regulations under Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, and with the consent of the Committee, the Company agrees to cooperate in a "cashless exercise" of a non-qualified stock option. The cashless exercise shall be effected by the Participant delivering to a registered securities broker acceptable to the Company instructions to sell a sufficient number of shares of stock to cover the costs and expenses associated therewith.

   10. GENERAL RESTRICTIONS

       10.1 CONDITIONS ON COMPANY'S OBLIGATIONS. The Company's obligations with respect to each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of common stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of common stock, is necessary or desirable as a condition of or in connection with the granting of such Award, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

       10.2 PER EMPLOYEE LIMITATION ON STOCK OPTIONS. Notwithstanding anything in this Plan to the contrary, no Participant shall receive incentive stock options and non-qualified stock options that, in the aggregate, grant the Participant the option to purchase in excess of 25,000 shares of common stock of the Company in any given year the Plan is in effect.

   11. RIGHTS TO TERMINATE EMPLOYMENT

     Nothing in the Plan or in any Award Agreement or other agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such Participant.

   12. WITHHOLDING

     Whenever the Company proposes or is required to issue or transfer shares of common stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and/or local tax withholding requirements prior to the delivery of any certificate for such shares or, in the discretion of the Committee, the Company may withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

   13. NONTRANSFERABILITY

     No Award under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution. During the life of the Participant, all Awards shall be exercisable only by such person or by such Participant's guardian or legal representative.

   14. NON-UNIFORM DETERMINATION

     The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms, provisions and conditions of such Awards, the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

   15. ADJUSTMENTS

     In the event of any change in the outstanding common stock of the Company by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, in which the number of shares held by Company shareholders prior to such event is affected by such event, then the Committee shall adjust the number of shares of common stock which may be issued under the Plan and shall provide for an equitable adjustment of any outstanding Award or the number or kind of shares issuable pursuant to an outstanding Award under the Plan. Notwithstanding the foregoing, all changes in the outstanding common stock of the Company shall be considered in determining the number of shares of outstanding common stock of the Company for purposes of Section 4 of this Plan.

   16. AMENDMENT

     The Board may amend, alter, suspend or terminate the Plan or the Committee's authority to grant Awards under the Plan, except that any such amendment, alteration, suspension or termination shall be subject to the ratification or approval of the Company's shareholders within one year after Board action if such shareholder ratification or approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the common stock of the Company may then be listed or quoted, or if the Board otherwise, in its discretion, determines for any other reason to submit such changes to the Plan to shareholders for approval or ratification. The amendment, alteration, suspension or termination of the Plan shall not, without the consent of a Participant, affect the Participant's rights under an Award previously granted.

   17. CHANGE OF CONTROL

       17.1 Notwithstanding any other provision of the Plan, if there is a Change of Control, as defined below, of the Company, all outstanding stock options shall become exercisable immediately prior to the consummation of the Change of Control.

       17.2 A "Change of Control" of the Company shall be deemed to have occurred upon the happening of any of the following events:

        17.2.1 when any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), (other than the Company or a subsidiary of the Company or any Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities without the consent of a majority of the Board;

        17.2.2 the occurrence of any transaction or event relating to the Company required to be described pursuant to the requirements of Item 6(e) of
Schedule 14A of the Exchange Act.;

        17.2.3 when, during a period of two consecutive years during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board of Directors of the Company cease for any reason other than death to constitute at least a two-thirds majority thereof, provided however, that a director who was not a director at the beginning of such period shall be deemed to have satisfied the two-year requirement if such director was elected by, or on the recommendation of, at least two-thirds of the directors who were directors at the beginning of such period (either actually or by prior operation of this section); or

        17.2.4 the occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company through purchase of assets, or by merger, or otherwise.

   18. EFFECT ON OTHER PLANS

     Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company, and any Awards made pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

   19. COMPLIANCE WITH EXEMPTIVE RULES UNDER SECTION 16 OF THE EXCHANGE ACT

     It is the intent of the Company that transactions involving equity securities under the Plan by persons subject to Section 16 of the Exchange Act be exempt under Rule 16b-3 under the Exchange Act. Accordingly, if any provision of the Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to such a transaction, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such transaction.

   20. GOVERNING LAW

     The Plan and all awards made and actions taken hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, except to the extent federal law and the rules of regulations promulgated thereunder by the SEC apply.

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                         WATERSIDE CAPITAL CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 22, 1998

     The undersigned, having received the Annual Report to Shareholders and the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement dated September 1, 1998, hereby appoints Ernest F. Hardee and Peter M. Meredith, Jr. (each with the power to act alone) as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as directed below, all the shares of the Common Stock of Waterside Capital Corporation held of record by the undersigned on August 14, 1998, at the Annual Meeting of Shareholders to be held on October 22, 1998, and any adjournment thereof.

1. To elect 21 directors to hold office for a term of one year and until their respective successors are elected and qualified;

        [ ] FOR the nominees listed below  [ ] WITHHOLD AUTHORITY to
            (except as deleted below)          vote for all of the
            nominees listed below


NOMINEES: James E. Andrews, Donna C. Bennett, J.W. Whiting Chisman, Jr., Jeffrey R. Ellis, Eric L. Fox, Roger L. Frost, Ernest F. Hardee, Henry U. Harris, III, J. Alan Lindauer, Robert I. Low, Harold J. Marioneaux, Jr., Peter
M. Meredith, Jr., Charles H. Merriman, Augustus C. Miller, Paul F. Miller, Juan
M. Montero, II, R. Scott Morgan, Sr., James W. Noel, Jr., Richard G. Ornstein, Richard A. Schreiber and Jordan E. Slone

2. To amend the Company's Articles of Incorporation as set forth in the form of the Amended Articles of Incorporation.
        [ ] FOR            [ ] AGAINST               [ ] ABSTAIN

3. To approve the Company's 1998 Employee Stock Option Plan.
        [ ] FOR            [ ] AGAINST               [ ] ABSTAIN

4.To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for 1999.
        [ ] FOR            [ ] AGAINST               [ ] ABSTAIN


                       (TO BE SIGNED ON THE REVERSE SIDE)

5. To act upon such other matters as may properly come before the meeting or any adjournment thereof.


THIS PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. WHEN NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR 1, 2, 3 AND 4.




                                              --------------------------------
                                                        Signature





                                              --------------------------------
                                                        Signature


                                                NOTE: Please sign your name(s)
                                                exactly as they appear hereon.
                                                If signer is a corporation,
                                                please sign the full corporate
                                                name by duly authorized
                                                officer. If any attorney,
                                                guardian, administrator,
                                                executor, or trustee, please
                                                give full title as such. If a
                                                partnership, sign in
                                                partnership name by authorized
                                                person.






PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.